UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2) )

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHINA GREEN AGRICULTURE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

September 20, 2023

Dear Stockholder:

On behalf of the Board of Directors of China Green Agriculture, Inc. (the “Company” or “we”), I invite you to attend our Annual Meeting of Stockholders, to be held on November 7, 2023, at 10:00 a.m. local time (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	Yuxing Modern Agricultural Science & Technology Park, Huyi District, Xi’an, P.R. China

On:	November 7, 2023 (November 6, 2023 US time)

Time:	10:00 a.m., local Time

The Notice of Annual Meeting of Stockholders, the proxy statement, the proxy card, and our 2023 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed proxy statement, the Annual Meeting will also be devoted to (i) the election of seven directors, (ii) approval of the adoption of the Company’s 2023 Equity Incentive Plan, (iii) approval of a nonbinding advisory vote on executive compensation, and (iv) the consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote via the Internet or, if you prefer, submit by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting. You may also revoke your proxy or voter instructions before or at the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Green Agriculture, Inc. We look forward to seeing you at the Annual Meeting.

If you have any questions about the proxy statement, please contact us at China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065.

Sincerely,

/s/ Zhuoyu Li
Zhuoyu Li
Chief Executive Officer

/s/ Zhibiao Pan
Zhibiao Pan
Co-Chief Executive Officer

i

CHINA GREEN AGRICULTURE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

November 7, 2023, 10:00 a.m. local time

To the Stockholders of CHINA GREEN AGRICULTURE, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of China Green Agriculture, Inc., a Nevada corporation (the “Company”), will be held on November 7, 2023, at 10:00 a.m., local time, at Yuxing Modern Agricultural Science & Technology Park, Huyi District, Xi’an, P.R. China. The purpose of the meeting is:

1.	To elect seven persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To approve the adoption of the Company’s 2023 Equity Incentive Plan;

3.	To conduct an advisory vote on executive compensation; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on September 18, 2023 (the “Record Date”), are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof. In accordance with the rules of the Securities and Exchange Commission, we will post our proxy materials on the Internet beginning on September 20, 2023, the date we will mail Notices of Internet Availability of Proxy Materials (and, to the extent required or appropriate, full sets of proxy materials) to the holders of record and beneficial owners of our common stock as of the close of business on the Record Date.

A proxy statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Our 2023 Annual Report accompanies this notice, but it is not deemed to be part of the proxy statement.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached proxy statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via the Internet or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or voter instructions card in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

If you plan to attend the meeting, please notify us of your intentions. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it. This will enable you to gain admission to the Annual Meeting and vote in person.

By Order of the Board of Directors,

/s/ Zhuoyu Li
September 20, 2023	Zhuoyu Li, Chairman of the Board

ii

CHINA GREEN AGRICULTURE, INC.
3rd Floor, Borough A, Block A. No. 181
South Taibai Road, Xi’an, Shaanxi Province

People’s Republic of China 710065

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Green Agriculture, Inc., a Nevada corporation (the “Company” or “we”), for our Annual Meeting of Stockholders for the fiscal year ended June 30, 2023 (the “Annual Meeting”). The Annual Meeting will be held on November 7, 2023, at 10:00 a.m. local Time, and at any adjournment(s) or postponement(s) thereof, at Yuxing Modern Agricultural Science & Technology Park, Huyi District, Xi’an, P.R. China.

The date on which the proxy statement and form of proxy card are intended to be sent or made available to stockholders is September 28, 2023.

The purposes of the Annual Meeting are to seek stockholder approval of the following proposals: (i) electing seven (7) directors to our Board of Directors (the “Board”), (ii) approval of the adoption of the Company’s 2023 Equity Incentive Plan, and (iii) an advisory vote on the frequency of the periodic advisory vote on executive compensation. We will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Who May Vote

Only stockholders of record of our common stock, par value $.001 per share, as of the close of business on September 18, 2023 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, during office hours, at our executive offices located at 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China, 710065, by contacting our Chief Financial Officer.

Consistent with our bylaws, the presence, in person or by proxy, of at least a one-third of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. Assuming the presence of a quorum at the meeting:

The election of directors will be determined by a plurality of the votes cast at the meeting. This means that the seven nominees receiving the highest number of “FOR” votes will be elected as directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

The approval of the adoption of the Company’s 2023 Equity Incentive Plan as required by the rules of the NYSE, and the advisory vote on executive compensation, each requires the affirmative vote of the majority of the votes cast at the meeting. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on these proposals.

With respect to “routine” matters, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or SRO rules, including the NYSE MKT, on which our common stock is listed, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

While the election of directors is a non-routine matter, directors are elected by a plurality of the votes cast, which means that the seven nominees receiving the highest number of votes will be elected. As a result, broker non-votes have no effect on the election.

As of September 18, 2023, we had issued and outstanding 13,380,914 shares of our common stock. Each record holder of our common stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Annual Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials mailed to you or your household. If you have received printed copies of the proxy materials by mail, or if you request printed copies of the proxy materials by mail by following the instructions on the Notice of Internet Availability of Proxy Materials, you can also vote by mail by completing, dating, and signing the proxy or voter instructions card and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may submit your vote over the Internet until 11:59am, ET, on November 6, 2023. If you vote by mail, please be aware that we can recognize your vote only if we receive it by close of business on the day before the Annual Meeting.

You may also vote in person at the Annual Meeting. If your shares are held through a broker, trust, bank, or other nominee, please refer to the Notice of Internet Availability of Proxy Materials and any other information forwarded to you by such holder of record to obtain a valid proxy from it. You will need to bring this legal proxy with you to the Annual Meeting to vote in person.

The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted as follows:

(i) FOR the election of the nominees for the directors named in this proxy statement;

(ii) FOR the approval of the adoption of the Company’s 2023 Equity Incentive Plan; and

(iii) FOR the approval of the executive compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (on an advisory basis.)

In addition, if other matters come before the Annual Meeting, the person named in the accompanying form of proxy will vote in accordance with his best judgment with respect to such matters.

Stockholders have no cumulative voting rights or dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Revoking Your Proxy

Even if you submit a proxy or voter instructions, you may revoke your proxy and change your vote. You may revoke your proxy or voter instructions by submitting a new proxy or voter instructions over the Internet by using the procedure to vote your shares online described in the Notice of Internet Availability of Proxy Materials. You may also revoke your proxy by mail by requesting a copy be mailed to you, executing a subsequently dated proxy or voter instructions card, and mailing it in the pre-addressed envelope, which requires no additional postage if mailed in the United States. You may also revoke your proxy by your attendance and voting in person at the Annual Meeting. Mere attendance at the meeting will not revoke a proxy or voter instructions. We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting. You may revoke your vote over the Internet until 11:59 pm, ET, on October 29, 2023. If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business on the day before the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Solicitation of Proxies

We will pay the expenses relating to the solicitation of proxies. We may solicit proxies by mail, and our officers and employees may solicit proxies personally or by telephone and will receive no extra compensation from such activities. We will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the 2023 Annual Report, this proxy statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2023 Annual Report, this proxy statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, upon such request. If you share an address with at least one other stockholder, currently receive one copy of our annual report, proxy statement, and/or Notice of Internet Availability of Proxy Materials at your residence, and would like to receive a separate copy of our annual report, proxy statement, and Notice of Internet Availability of Proxy Materials for our future stockholder meetings, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to your residence and specify this preference in your request.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except to the extent that a director is named as a nominee for election to the Board.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that our Board of Directors shall be comprised of not less than one (1) director nor more than nine (9) directors, and directors are elected annually at the annual stockholders meeting. The Board of Directors is currently comprised of six (6) directors and will be comprised of seven (7) directors effective immediately following the election if all the nominees are elected.

The Board of Directors has nominated for election seven (7) persons as directors. Five (5) out of the seven (7) nominees currently serve as our directors. Two (2) nominees are nominated for the first time as candidates to join the Board. All the nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the proxyholder will vote for a substitute designated by the current Board of Directors. We are not aware of any nominee who will be unable or who will decline to serve as a director.

Directors Nominees

Director Nominee	Position/Title	Age*	Director Since
Zhuoyu Li	Chairman of the Board of Directors	31	2017

Jian Huang	Director	34	2021

Xiaolai Li	Director	51	2021

Shiyu Zhang	Director	29	2021
	Compensation Committee Member
	Audit Committee Member
	Nominating Committee Member

Daqing Zhu	Director	58	2017
	Chairman of the Audit Committee
	Compensation Committee Member
	Nominating Committee Member

Lianfu Liu	Director	84	2007
	Chairman of the Nominating Committee
	Compensation Committee Member
	Audit Committee Member

Jinjun Lu	Director	50	2017
	Chairman of the Compensation Committee
	Audit Committee Member
	Nominating Committee Member

*	As of the date of this proxy statement.

For information as to the shares of our common stock beneficially owned by each nominee, see the section “Securities Ownership of Certain Beneficial Owners and Management”, and as to other Board matters, see the section “Board Information.”

The following are biographical summaries for our nominees for election as directors:

Zhuoyu Li, Chairman of the Board of Directors and Chief Executive Officer since 2017. Mr. Li was President of the Company until the death of his father, Tao Li, in December 2017, at which time he was appointed to serve as Chairman of the Board of Directors and Chief Executive Officer Mr. Li has eight years of experience in agricultural industry. Prior to joining the Company, Mr. Li has served as Chief Operating Officer at the Company’s affiliate, 900LH.com Food Co., Ltd. (“900LH.com”) since January 2016. From January 2015 to January 2016, Mr. Li served as a senior manager at the international department of 900LH.com, where he helped to develop the international market. Mr. Li served as a senior manager at the customer center of 900LH.com from March 2013 through January 2015. He studied business at the University of Auckland in 2012. We believe Mr. Li’s practical experience from serving as President of the Company and with 900LH.com qualify him to serve as Chairman of the Board of Directors of the Company.

Jian Huang, Director. Mr. Huang is an experienced investor in blockchains and crypto currencies. He was the founder of ChainVC, a digital asset fund focusing on the blockchain industry, and invested in a series of blockchain companies and digital asset funds including BitFund. Mr. Huang received an EMBA degree from Guanghua School of Management of Peking University.

Xiaolai Li, Director. Mr. Li is the founding partner of INBlockchain Inc., a venture capital based in Beijing, China with a focus on blockchain assets. He has invested early-stage numerous blockchain projects, including Invictus Capital, Sia, ZCash, Steemit, EOS.io, and MoibileCoin. Mr. Li has managed multiple digital assets funds, including BitFund from 2013 to 2015. Mr. Li holds Bachelor of Arts degree in accounting from Changchun University.

Shiyu Zhang, Director, Audit Committee Member, Compensation Committee Member and Nominating Committee Member. Mr. Zhang is a seasoned developer and entrepreneur in the blockchain industry. He had worked at Lino, a startup company that created dlive.tv, a blockchain-powered live streaming platform with 9.6 million monthly active users. In Lino, Mr. Zhang led a team in designing and developing state-of-art blockchain systems. Lino raised over $20 million early investments from established investors including ZhenFund and first-tier crypto venture funds. dlive.tv was acquired by BitTorrent in December 2019. Mr. Zhang holds a Bachelor of Arts degree in mathematics with minor in computer science from New York University.

Daqing Zhu, Director, Chairman of the Audit Committee, Compensation Committee Member and Nominating Committee Member. Mr. Zhu has served as the president of Shaanxi Aisuo Consulting Co. Ltd., a company specializing in providing professional management and finance services, since 2014. In 2004, Mr. Zhu founded Shaanxi Xintianyou Auto Dealership Co. Ltd, a dealership of auto sales and services for various brands, including BYD Auto, and had served as its CEO and Chairman of the Board until 2014. In addition to founding and developing commercial businesses, Mr. Zhu had also worked in the public sector since the 1990s. His public administration experience includes working at various agencies and offices of the Shaanxi provincial government from 1990 to 2004. Earlier in his career, in the 1980’s, Mr. Zhu was a corporate banking officer at Industrial and Commercial Bank of China in Xi’an. As the corporate leader with responsibility for all aspects of business management, Mr. Zhu has executive level experience in financial management, internal control, marketing to individuals and small businesses, sales, customer care, operations, product management, electronic commerce, financial services, executive compensation, strategic planning, technology, and mergers and acquisitions.

Lianfu Liu, Director, Chairman of Nominating Committee, Audit Committee Member and Compensation Committee Member. Mr. Liu has served as a director of our company since December 26, 2007. Mr. Liu has served as the Chairman of the China Green Food Association since 1998. From 1992 to 1998, Mr. Liu was a Director and Senior Engineer for the China Green Food Development Center. Prior to that, Mr. Liu was a Vice Director of the PRC Ministry of Agriculture. Mr. Liu graduated from Beijing Forestry University and studied soil conservation. We believe Mr. Liu’s experience in the agricultural industry in the PRC allows him to bring a unique perspective as an independent director of our company.

Jinjun Lu, Director, Chairman of Compensation Committee, Audit Committee Member and Nominating Committee Member. Mr. Lu is the co-founder of Shaanxi Jinfenghui Technology Co. Ltd (“Jinfenghui”) since he started in 2014. Drawing on years of entrepreneurial experience, Mr. Lu plans to grow Jinfenghui into one of the largest mobile terminal device manufacturers in northwestern China. At Jinfenghui, Mr. Lu oversees corporate growth plans, budgets capital expenditures, seeks investment funds, and designs marketing strategies for Jinfenghui products to penetrate target markets. Before founding Jinfenghui, in 1998 he founded Xinjiang Yongan Engineering Co. Ltd in Xinjiang Uyghur Autonomous Region, a provincial-level autonomous region of China in the northwest of the country. Earlier in the 1990s, Mr. Lu began his entrepreneurship career as a distributor for Lining-branded garment products in Henan Province, which he grew into the largest wholesale venture for Lining in the region. As a founder of several enterprises and a seasoned entrepreneur, Mr. Lu not only has executive experience in strategic management, marketing and sales, and technology, but also brings his experience as a founder from different industries.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

The Board of Directors unanimously recommends that you vote “FOR” these nominees.

EXECUTIVE OFFICERS OF THE COMPANY

Executive Officers	Position/Title	Age*
Zhuoyu Li	Chief Executive Officer	31

Zhibiao Pan	Co-Chief Executive Officer	40

Yongcheng Yang	Chief Financial Officer	58

*	As of the date of this proxy statement.

The following is the biographical summary of our executive officers, other than Mr. Zhuoyu Li’s biographical summary which is set forth above with the director nominees.

Mr. Zhuoyu Li. Please see description of Mr. Li under “Election of Directors,” above.

Mr. Zhibiao Pan. Mr. Pan has many years of experience in blockchain industry and bitcoin mining technology. Mr. Pan founded Poolin Group in 2017 and serving as CEO of Poolin Group. Prior to that, Mr. Pan served as director of software R&D at Bitmain from 2015 to 2017. In 2014, he founded Tang Chi Technology Co., Ltd, and served as CEO till 2015. From 2013 to 2014, Mr. Pan served as Chief Technical Advisor at Bit Fund. From 2011 to 2013, he served as senior R&D manager at Baidu Online Network Technology Group; In 2008, he served in Beijing Dangdang Information Technology Co., Ltd., where he responsible for the big data technical research; Mr. Pan received his bachelor’s degree of engineering in aircraft design from Beijing Institute of Technology in 2008.

The Board has determined that Mr. Pan is qualified for the position considering his education, career history, and management experience in the company and industry.

Yongcheng Yang. Mr. Yang has served as the Chief Financial Officer of our company since 2017. He served as Senior Vice President of Finance since January 2016. Before that, Mr. Yang served as the chief financial officer of the Company’s wholly owned subsidiary, Beijing Gufeng Chemical Products Co., Ltd. (“Gufeng”) since July 2010. Earlier, Mr. Yang had served various senior, and executive level positions in finance for the Company and the Company’s affiliate, Xi’an Techteam Investment Holding (Group) Co., Ltd, since 2002. Mr. Yang started his career in accounting and finance at Shaanxi Weidong Chemistry Co., Ltd from 1989 to 2002. Mr. Yang graduated from Xi’an Jiaotong University in 1989 with his bachelor’s degree in accounting.

The Board has determined that Mr. Yang is qualified for the position considering his accounting education, career history, and management experience in the company and industry.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of September 18, 2023, the Record Date, with respect to the beneficial ownership of our common stock, the sole outstanding class of our voting securities, by (i) any person or group owning more than 5% of each class of voting securities, (ii) each director, (iii) each executive officer and (iv) all executive officers and directors as a group.

As of September 18, 2023, an aggregate of 13,380,914 shares of our common stock were outstanding.

Title of Class	Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership		Percent of Class(2)
	Greater Than 5% Stockholders
Common Stock	Zhibiao Pan	2,286,857	(3)	17.09%

Common Stock	Jian Huang	1,314,286	(4)	9.82%

Common Stock	Zhuoyu Li	971,891	(5)	7.26%

Common Stock	Shaanxi Baoyu Science & Technology Investment Company	971,000		7.26%

	Directors and Executive Officers
Common Stock	Zhuoyu Li Chief Executive Officer and Chairman of the Board	971,891	(5)	7.26%

Common Stock	Zhibiao Pan
	Co- Chief Executive Officer	2,286,857	(3)	17.09%

Common Stock	Jian Huang Director	1,314,286	(4)	9.82%

Common Stock	Xiaolai Li Director	0		— *

Common Stock	Shiyu Zhang Director	0		— *

Common Stock	Daqing Zhu Director	0		— *

Common Stock	Jinjun Lu Director	0		— *

Common Stock	Lianfu Liu Director	10,083		*
	All executive officers and directors as a group	4,583,117		34.25%

*	Represents a percentage that is less than 1%.

(1)	Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares and the address of such person is c/o China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065.

(2)	In determining the percent of common stock owned by the beneficial owners, (a) the numerator is the number of shares of common stock beneficially owned by such owner, including shares the beneficial ownership of which may be acquired, within 60 days upon the exercise of the options, if any, held by the owner; and (b) the denominator is the sum of (i) the total 13,380,914 shares of common stock outstanding as of the Proxy Date, and (ii) the number of shares underlying the options, which such owner has the right to acquire upon the exercise of the options within 60 days (for those who have options), if any.

(3)	Held By Mr. Pan and his mother as sole trustees for Django Creek Trust.

(4)	Held By Mr. Huang and his mother as sole trustees for Golden Peak Trust.

(5)	Includes 880,442 shares that Mr. Zhuoyu Li inherited from the estate of his parents.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This section contains a discussion of the material elements of compensation awarded to, earned by or paid to our principal executive officer, our principal financial officer, and our other executive officers whose total compensation exceeded $100,000 during the fiscal year ended June 30, 2023. Accordingly, our “Named Executive Officers” are Mr. Zhuoyu Li, our Chairman and Chief Executive Officer, and Mr. Yongcheng Yang, our Chief Financial Officer.

Our Board established the Compensation Committee to assist with the analysis and determination of the compensation structure for our executive officers. Our Compensation Committee, consisting of three independent directors, reviews and approves, or in some cases recommends for the approval of the full Board, the annual compensation for our executive officers. Typically, management recommends to the Compensation Committee compensation package proposals based on prevailing compensation standards in our industry, which in turn reviews and approves such proposals. Our Compensation Committee may consult with the executive officers to form consensus on such packages. Our executive officers may discuss any disagreements and needed amendment to such proposals with our Compensation Committee before such proposals are finalized and approved by the Compensation Committee.

Compensation Objectives

Our compensation objectives are as follows:

●	We strive to provide competitive executive compensation programs that will help to attract highly qualified individual’s necessary for our continued growth. Once an executive is hired, our goal is to retain and motivate them to achieve higher levels of performance and be appropriately rewarded for that effort.

●	Compensation and benefits are competitive with the local labor markets in which we compete and focus also will be given to companies that operate in the agriculture, feed, and fertilizer industries. Peer companies will typically have annual revenues that are one-half to double that of us, for the purposes of compensation benchmarking.

●	We provide an executive compensation package consisting of base salary, incentives (short term & long term), and benefits that are consistent with similar positions at our recognized competitors. Each component addresses individual and company performance with a focus on long-term profitable growth and stockholder return, competitive conditions, and our overall financial performance.

●	All compensation programs are administered without regard to race, religion, national origin, color, sex, age, or disability, and adhere to all local laws and regulations.

Elements of Compensation

Base Salary

Our approach is to pay our executives a base salary that is competitive with those of other executive officers in similar positions and with similar responsibilities in our peer group of competitive companies. We believe that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward executives for their overall performance.

Stock-Based Awards under the Equity Incentive Plan

In addition to base salary, the other key component of executive compensation we provide to our Named Executive Officers is equity-based compensation. In October 2009, our Board adopted our 2009 Equity Incentive Plan (the “2009 Equity Incentive Plan”, “2009 Incentive Plan”, or “2009 Plan”), which was approved by our shareholders at our annual shareholders meeting in December 2009. In August 2023, our Board adopted our 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”, “2023 Incentive Plan”, or “2023 Plan”), which is subject the approval by our shareholders at our annual shareholders meeting in November 2023. The 2009 Plan and 2023 Plan (collectively, the “Plans”, “Incentive Plans”, or “Equity Incentive Plans”) gives us the ability to grant stock options, stock appreciation rights (SARs), restricted stock and other stock-based awards to employees or consultants of our company or of any subsidiary of our company and to non-employee members of our advisory board or our Board or the board of directors of any of our subsidiaries. The Board and the Compensation Committee believe the ability to grant restricted stock, stock options and make other stock-based awards under the Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the Board or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success.

Employee Stock Purchase Plan

On August 9, 2012, the Board adopted the Company’s 2012 Employee Stock Purchase Plan (the “ESPP”), which became effective as of such date. The Board adopted the Company’s Third Amended and Restated Employee Stock Purchase Plan (the “Restated ESPP”) on May 15, 2015. The Restated ESPP reserved a total of 3,750,000 shares of Common Stock, including 1,250,000 shares of Common Stock that was increased the third time. Stockholder approval is not required with respect to the issuance under the ESPP pursuant to Sections 303A.08 or 312.03 of the NYSE Listed Company Manuel. The ESPP has been delegated to be administered by the Compensation Committee since October 19, 2012. Any employee of the Company or any parent (if any) and subsidiary corporation of the Company (the “Affiliate”), who is not a natural person resident in the United States, who has been in the employ of the Company or any Affiliate for such continuous period as required by the Board preceding the grant of rights under the ESPP is eligible to participate in the ESPP during the applicable offering period, subject to administrative rules established by the Compensation Committee.

The ESPP is implemented by sequential offerings, the commencement and duration of which are determined by the Compensation Committee. The purchase price at which each share of Common Stock may be acquired in an offering period upon the exercise of all or any portion of a purchase right are established by the Compensation Committee. However, the purchase price on each purchase date shall not be less than the fair market value of a share of Common Stock on the purchase date.

Retirement or Pension Benefits

Currently, we do not provide any company sponsored retirement benefits to any employee, including the Named Executive Officers.

Deferred Compensation

We do not have any qualified or nonqualified deferred compensation plans.

Perquisites

Historically, we have provided our Named Executive Officers with minimal perquisites and other personal benefits that we believe are reasonable. We do not view perquisites as a significant component of compensation, but do believe they can be useful in attracting, motivating and retaining the executive talent for which we compete. We believe that these additional benefits assist our Named Executive Officers in performing their duties and provide time efficiencies for them. It is expected that our historical practices regarding perquisites will continue and will be subject to periodic review by our Board.

Compensation Committee Report on Executive Compensation

The following report has been submitted by the Compensation Committee of our Board of Directors:

The Compensation Committee of our Board of Directors has reviewed and discussed our Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our definitive proxy statement on Schedule 14A for our annual meeting for fiscal year ended June 30, 2023, as filed with the Commission.

The foregoing report has been furnished on August 15, 2023, by the members of the Compensation Committee, being:

Compensation Committee of the Board of Directors
Respectfully submitted,

/s/ Jinjun Lu, Chairman of the Compensation Committee
/s/ Daqing Zhu, member of the Compensation Committee
/s/ Lianfu Liu, member of the Compensation Committee

The foregoing Compensation Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Compensation Committee Report by reference therein.

Summary Compensation Table — Fiscal Years Ended June 30, 2023, 2022 and 2021

The following table sets forth information concerning cash and non-cash compensation we and/or Jinong paid to our principal executive officer and our other most highly paid executive officer (the “named executive officers”) for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation more than $100,000 during each of the three fiscal years ended June 30, 2023, 2022, and 2021.

SUMMARY COMPENSATION TABLE

						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year Ended	($)	($)	(1)($)	($)	($)	($)	($)	($)
Zhuoyu Li
Chief Executive	June 30, 2023	$300,000	$96,000	—	—	—	—	—	$396,000
Officer, and Chairman	June 30, 2022	$300,000	$96,000		—	—	—	—	$396,000
of the Board	June 30, 2021	$300,000	$96,000	—	—	—	—	—	$396,000

Yongcheng Yang	June 30, 2023	$180,000	$50,400	—	—	—	—	—	$230,400
Chief Financial Officer	June 30, 2022	180,000	50,400	—	—	—	—	—	230,400
	June 30, 2021	$180,000	$50,400	—	—	—	—	—	230,400

(1)	The amounts reported in this column reflect the fair value on the grant date of the restricted stock awards granted to our Named Executive Officers. These values are determined by multiplying the number of shares granted by the closing price of our common stock on the trading day immediately preceding the grant date. The dollar amounts do not necessarily reflect the dollar amounts of compensation realized or that may be realized by our Named Executive Officers.

The Company has not used a compensation consultant to determine or recommend the amount or form of executive or director compensation, but its management believes that its executive officer compensation package is comparable to similar businesses in our location of operations.

Grants of Plan-Based Awards

During the year ended June 30, 2023, the Company granted no plan-based equity awards to Named Executive Officers. The following table sets forth information regarding grants of awards to Named Executive Officers during the year ended June 30, 2023:

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	($)	(#)	(#)	($ /Sh)	($)(1)
Zhuoyu Li		—	—	—	—	—	—	—	—	—	—

Yongcheng Yang		—	—	—	—	—	—	—	—	—	—

(1)	With respect to the restricted stock awards, the grant date fair value is calculated by multiplying the number of shares granted by the closing price on the trading day immediately preceding the grant date.

Employment Agreements

Zhuoyu Li. Pursuant to an Employment agreement between the Company and Zhuoyu Li when he was appointed by the Board of Directors effective May 19, 2016, Mr. Li received an annual base salary of $100,000 and a bonus up to 40% for serving as the Company’s President. In addition, Mr. Li receives stock awards to be determined when the Company grants the awards to directors and officers under the Company’s 2009 Plan, as amended. The initial term of the employment agreement is one year, which is automatically extended for additional one-year terms unless either party provides written notice of termination sixty (60) days prior to the end of the prior term. On December 18, 2017, following the death of Tao Li, the Company’s Board of Directors appointed the Company’s President, Mr. Zhuoyu Li, as its new Chairman and CEO. For serving as the Company’s Chairman and CEO, Mr. Zhuoyu Li receives the same compensation of Mr. Tao Li. In total, Mr. Zhuoyu Li receives an annual base salary of $300,000 with a bonus of up to 40% and stock awards under the Company’s 2009 Plan.

Yongcheng Yang. Subsequent to the periods covered by this Report, on December 19, 2017, the Company entered into an Employment Agreement with Mr. Yongcheng Yang effective as of December 19, 2017. Pursuant to the terms of the Employment Agreement, Mr. Yang will serve as our Chief Financial Officer for a term of one year at an annual salary of $180,000. Mr. Yang is eligible for a yearly bonus at the discretion of our Board of Directors. The Employment Agreement will be automatically extended for additional one-year terms unless either party provides a written notice of termination sixty (60) days prior to the end of the prior term. Either party may terminate the Employment Agreement upon thirty (30) days written notice, or, at our discretion, we may terminate the Employment Agreement immediately and substitute thirty (30) days salary in lieu of written notice. In the event of a breach of the Employment Agreement by Mr. Yang, or in the event Mr. Yang is terminated for “cause” (as defined therein), the Employment Agreement may be terminated immediately without notice and without further payments.

Description of Plan Based Awards

The equity incentive awards reported in the above table entitled “Grants of Plan Based Awards” were granted under, and are subject to, the terms of our 2009 Equity Incentive Plan, as amended. The Plan is administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under the Plan.

With respect to all restricted stock grants disclosed herein, if we terminate the grantee’s employment or affiliation with us for any reason, all unvested portions of such restricted stock grants are forfeited. Any shares of restricted stock that do not vest for failure to meet the requisite performance targets will also be forfeited.

With respect to all non-qualified stock option grants disclosed herein, if we terminate the grantee’s employment or affiliation with us for any reason, all unvested options are forfeited. If the grantee’s employment or affiliation with us is terminated voluntarily by the grantee or by us for cause, all vested options are also terminated. In the event we terminate the grantee’s employment or affiliation with us without cause, the grantee has the lesser of ninety (90) days or the remaining term of the option to exercise any vested options. If we terminate the grantee’s employment or affiliation with us due to death or disability, the grantee has the lesser of twelve (12) months or the remaining term of the option to exercise any vested options. In the case of non-qualified options subject to performance-based vesting, any options which do not vest for failure to meet the requisite performance targets will be forfeited.

Outstanding Equity Awards at Fiscal Year End

The following table provides information on all restricted stock and stock option awards held by our Named Executive Officers as of June 30, 2023.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market Or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
Zhuoyu Li	—	—	—	—	—	—	$—	—	$—

Yongcheng Yang	—	—	—	—	—	—	$—	—	$—

Option Exercises and Stock Vested During the Fiscal Year

OPTION EXERCISES AND STOCK VESTED DURING THE FISCAL YEAR

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired	Realized	Acquired	Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
Zhuoyu Li			—	—

Yongcheng Yang			—	—

Securities Authorized for Issuance Under Equity Compensation Plans

On October 27, 2009, our Board of Directors (the “Board”) adopted the Company’s 2009 Plan. On December 11, 2009, our stockholders approved the 2009 Plan. The Incentive Plan gives us the ability to grant stock options, stock appreciation rights (SARs), restricted stock and other stock-based awards to our employees, consultants and to non-employee members of our advisory board or our Board or the board of directors of any of our subsidiaries. On October 3, 2012, October 25, 2013, and May 15, 2015, our Board approved the amendment to increase the shares covered by the 2009 Plan by three million shares. On April 23, 2019, our Board approved the fourth amendment to increase the shares covered by the 2009 Plan by 3.9 million shares and an extension of the Plan for an additional ten years. All four amendments were approved by our stockholders on the annual meetings held on December 15, 2012, December 22, 2013, June 30, 2015, and June 22, 2019, respectively.

On August 10, 2023, the Board adopted the Company’s 2023 Plan, which is subject to the approval by our stockholders under Proposal No. 2 in the forthcoming annual meeting to be held on November 7, 2023.

As of September 18, 2023, there were no outstanding options to purchase any shares of common stock granted under the Plans. Options granted in the future under the Plans are within the discretion of our Board or our compensation committee. The following table summarizes the number of shares of our common stock authorized for issuance under the Plans as of September 18, 2023.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of Securities Remaining available for Future Issuance Under Equity compensation Plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	$—	59,011
Equity compensation plans to be approved by security holders	—	—	2,700,000
Total	—	$—	2,759,011

Director Compensation

The following table sets forth information concerning cash and non-cash compensation we paid to our directors during the fiscal year ended June 30, 2023.

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Deferred Plan Compensation	Non- Qualified Incentive Compensation Earnings	Other Compensation	All Total
Name	($)	($)	($)	($)	($)	($)	($)
Daqing Zhu	$26,000	—	—	—	—	—	$26,000
Lianfu Liu	$26,000	—	—	—	—	—	$26,000
Jinjun Lu	$18,000	—	—	—	—	—	$18,000
Shiyu Zhang	$18,000	—	—	—	—	—	$18,000
Jian Huang	$300,000	—	—	—	—	—	$300,000
Xiaolai Li	$300,000	—	—	—	—	—	$300,000

The directors will also be reimbursed for all their out-of-pocket expenses in traveling to and attending meetings of the Board and committees on which they serve.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the fiscal year ended June 30, 2023 were Messrs. Jinjun Lu, Daqing Zhu, and Lianfu Liu. During the fiscal year ended June 30, 2023:

☐	none of the members of the Compensation Committee was an officer (or former officer) or employee of our company or any of its subsidiaries;

☐	none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which we were a participant and the amount involved exceeded $120,000;

☐	none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served on our Compensation Committee;

☐	none of our executive officers was a director of another entity where one of that entity’s executive officers served on our Compensation Committee; and

☐	none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served as a director on our Board.

Changes in Control

The following table reflects amounts payable to our Named Executive Officers (1) assuming their employment was terminated without cause on June 30, 2023, and (2) assuming a change in control on June 30, 2023.

	Termination
	Without	Change in
Name	Cause(1)	Control(2)
Zhuoyu Li	$25,000	—

(1)	Represents the payment made pursuant to contractual agreements with the Named Executive Officer as described below in this subsection.

(2)	Amounts in this column reflect the value of unvested restricted stock that would be accelerated upon a change of control. The amounts are calculated based on the closing market price of a share of our common stock on June 30, 2023, i.e., $2.54 per share, multiplied by the number of unvested shares.

Termination Clauses in Employment Agreements

Zhuoyu Li. Pursuant to the terms of Mr. Li’s employment agreement with Jinong, Jinong may terminate Mr. Li’s employment for any reason upon 30 days prior written notice, in which case no termination payment is due. Alternatively, Jinong may terminate his employment immediately upon the payment of one month’s salary. In the case of termination for cause as defined therein, we may terminate Mr. Li’s employment immediately without pay.

2009 and 2023 Plans Change in Control Provisions

In the event of a change in control of our company, and except as otherwise set forth in the applicable award agreement, all unvested portions of awards shall vest immediately. Awards, whether then vested, shall be continued, assumed, or have new rights as determined by our Compensation Committee or a committee of the Board designated to administer the Plan, and restrictions to which any shares of restricted stock or any other award granted prior to the change in control are subject shall not lapse. Awards shall, where appropriate at the discretion of the Committee, receive the same distribution of our common stock on such terms as determined by the Compensation Committee. Upon a change in control, the Committee may also provide for the purchase of any awards for an amount of cash per share of common stock issuable under the award equal to the excess of the highest price per share of our common stock paid in any transaction related to a change in control of our company over the exercise price of such award.

CORPORATE GOVERNANCE

Independence of the Board of Directors

Our Board is currently composed of seven (7) members. Jinjun Lu, Daqing Zhu, Lianfu Liu and Shiyu Zhang qualify as independent directors in accordance with the published listing requirements of the New York Stock Exchange (“NYSE”). The NYSE independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as further required by NYSE rules, our Board has made an affirmative determination as to each independent director that no relationships exist which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us regarding each director’s business and personal activities as they may relate to us and our management. Our directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.

Board Meetings

The Board held ten meetings, by telephone, in the fiscal year ended June 30, 2023. In addition, the Board unanimously approved ten written consents on matters between meetings. During the fiscal year ended June 30, 2023, each incumbent director attended at least 75% of the aggregate number of meetings of the Board and applicable committee meetings (held during the period for which he or she was a director) on which he or she served. We do not have a formal policy regarding attendance by members of the Board at the annual meeting of stockholders, but we encourage all members of the Board to attend the meetings.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Except as set forth in our discussion above, none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Board Committees

Our Board of Directors has established the following three standing committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board of Directors: (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating Committee. From time to time, the Board of Directors may establish other committees.

Audit Committee

The Audit Committee is responsible for: (i) overseeing the corporate accounting and financial reporting practices; (ii) recommending the selection of our independent registered public accounting firm; (iii) reviewing the extent of non-audit services to be performed by the auditors; and (iv) reviewing the disclosures made in our periodic financial reports. The members of the Audit Committee are currently Messrs. Daqing Zhu, Jinjun Lu, Lianfu Liu, and Shiyu Zhang, each of whom is an independent director within the meaning of the rules of the NYSE and Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board has determined that Mr. Zhu qualifies as an Audit Committee Financial Expert under applicable SEC Rules. The Chairman of the Audit Committee is Mr. Zhu. The Audit Committee held six meetings during the fiscal year ended June 30, 2023. The Audit Committee carries out its responsibilities in accordance with the terms of its Audit Committee Charter, a copy of which was attached as Annex A to our Definitive Proxy Statement on Schedule 14A for our 2010 Annual Meeting, filed with the SEC on October 28, 2010, and is also available on our website at www.cgagri.com.

Compensation Committee

The Compensation Committee determines matters pertaining to the compensation of executive officers and other significant employees and administers our stock and incentive plans. The members of the Compensation Committee are Messrs. Jinjun Lu, Lianfu Liu, Daqing Zhu and Shiyu Zhang. The Chairman of the Compensation Committee is Mr. Lu. The Compensation Committee held two meetings during the fiscal year ended June 30, 2023. Each of the members of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code. The Compensation Committee carries out its responsibilities pursuant to a written charter, a copy of which was attached as Annex C to our Definitive Proxy Statement on Schedule 14A for our 2009 annual meeting, filed with the SEC on October 28, 2009, and is also available on our website at www.cgagri.com.

Nominating Committee

The Nominating Committee identifies and nominates candidates to serve on our Board. The members of the Nominating Committee are Messrs. Jinjun Lu, Lianfu Liu, Daqing Zhu and Shiyu Zhang. The Chairman of the Nominating Committee is Mr. Liu. The Nominating Committee held one meeting during the fiscal year ended June 30, 2023. A copy of our Nominating Committee Charter was attached as Annex B to our Definitive Proxy Statement on Schedule 14A for our 2010 annual meeting, filed with the SEC on October 28, 2010, and is also available on our website at www.cgagri.com. See “Director Nominations” below for the procedures for the nomination of directors.

Board Leadership Structure and Board’s Role in the Oversight of Risk Management

Our Board believes it is important to select our Chairman and our Chief Executive Officer in the manner it considers in the best interests of our company at any given point in time. Due to Mr. Li and his family’s influence in the industry, our Board has determined that the most effective leadership structure for our company is for Mr. Li to serve as both our Chairman and Chief Executive Officer. Our Board benefits from the Chairman having direct knowledge of the operations of, and opportunities and challenges facing, our business on a regular and company-wide basis. Mr. Li’s combined role as Chairman and Chief Executive Officer fosters greater communication between the Board and management and provides unified leadership for carrying out our company’s strategic initiatives and business plans.

To counterbalance the potential for ineffective Board oversight, we have adopted a governance structure that includes: (i) a designated lead independent director; (ii) annual elections of directors by most votes cast at the annual meeting of shareholders; (iii) committees composed entirely of independent directors; and (iv) established corporate governance and ethics guidelines. Our Board appointed Mr. Daqing Zhu to serve as the Board’s lead independent director. The lead independent director acts as an intermediary between the Board and senior management. Among other things, the lead independent director is responsible for facilitating communication among directors and between the Board and the Chief Executive Officer, working with the Chief Executive Officer to provide an appropriate information flow to the Board, and chairing executive sessions of the independent directors. Executive sessions of our independent directors occur following regularly scheduled quarterly audit committee meetings, and at such other times as the independent directors deem appropriate. However, the Board recognizes that circumstances may change over time and as they do, changes to the leadership structure may be warranted.

The Board has an active role, directly and through its committees, in the oversight of our risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operations of our businesses and the implementation of our strategic plan, including our risk mitigation efforts.

In accordance with corporate governance standards of the NYSE, the Audit Committee charter assigns to that committee the responsibility to review our policies and practices with respect to risk assessment and risk management, including major financial risk exposures, and the steps management has taken to monitor and control such exposures. Additionally, each of the Board’s committees also oversees the management of our risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating Committee oversees our compliance policies, Code of Conduct, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. In this manner, the Board can coordinate its risk oversight.

Director Nominations

The Nominating Committee recommends director candidates and will consider for such recommendation director candidates proposed by management, other directors and stockholders. All director candidates will be evaluated based on the criteria identified below, regardless of the identity of the individual or the entity or person who proposed the director candidate.

The selection of director nominees includes consideration of factors deemed appropriate by the Corporate Governance and Nominating Committee and the Board. We may engage a firm to assist in identifying, evaluating, and conducting due diligence on potential board nominees. Factors will include integrity, achievements, judgment, intelligence, personal character, any prior contact or relationship between a candidate and a current or former director or officer of our company, the interplay of the candidate’s relevant experience with the experience of other Board members, the willingness of the candidate to devote adequate time to Board duties and the likelihood that he or she will be willing and able to serve on the Board for a sustained period. The Corporate Governance and Nominating Committee will consider the candidate’s independence, as defined by the rules of the SEC and the NYSE. In connection with the selection, due consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds, and experiences. Experience, knowledge, and skills to be represented on the Board include, among other considerations, financial expertise (including an “audit committee financial expert” within the meaning of the SEC’s rules), financing experience, related industry experience, strategic planning, business development, and community leadership.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees and officers, and the members of our Board of Directors, which was amended and restated in 2010. The Amended and Restated Code of Ethics (the “Code of Ethics”) is available on our website at www.cgagri.com. Printed copies are available upon request without charge. Any amendment to or waiver of the Code of Ethics will be disclosed on our website promptly following the date of such amendment or waiver.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines applicable to the management of our company, a copy of which is available on our website at www.cgagri.com. Printed copies are available upon request without charge.

Certain Relationships and Related Transactions

As of June 30, 2023, and June 30, 2022, the amount due to related parties was $5,439,209 and $5,192,496, respectively. As of June 30, 2023, and June 30, 2022, $964,600 and $1,045,100, respectively were amounts that Gufeng borrowed from a related party, Xi’an Techteam Science & Technology Industry (Group) Co. Ltd., a company controlled by Mr. Zhuoyu Li, Chairman and CEO of the Company, representing unsecured, non-interest-bearing loans that are due on demand. These loans are not subject to written agreements. As of June 30, 2023, and June 30, 2022, $4,445,449 and $4,105,449, respectively were advances from Mr. Zhuoyu Li, Chairman and CEO of the Company. The advances were unsecured and non-interest-bearing.

On July 1, 2020, Jinong signed an office rental agreement with Kingtone Information Technology Co., Ltd. (“Kingtone Information”), of which Mr. Zhuoyu Li, Chairman and CEO of the Company, served as Chairman. Pursuant to the rental agreement, Jinong rented 612 square meters (approximately 6,588 square feet) of office space from Kingtone Information. The rental agreement provides for a two-year term effective as of July 1, 2020 with monthly rent of RMB28,000 (approximately $3,858). The rental agreement was renewed on July 1, 2022 with two-year term.

Procedures for Approval of Related Party Transactions

In November 2010, we adopted a written Related Party Transactions Policy (the “Policy”). According to the Policy, a “Related Party Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) are, were or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect “material” interest. The Policy’s definition of a “Related Party” is in line with the definition set forth in the instructions to Item 404(a) of Regulation S-K promulgated by the SEC.

Under the Policy, our Chief Financial Officer is responsible for determining whether a proposed transaction, as submitted by a Related Party is a Related Party Transaction that requires the consideration and discussion of the Audit Committee. The Audit Committee is responsible for evaluating and assessing a proposed transaction based on the facts and circumstances including those listed in the Policy, including comparing the terms of the proposed transaction and the terms available to unrelated third parties or to employees generally. The Policy states that the Audit Committee shall approve only those Related Party Transactions that are in, or are not inconsistent with, the best interests of our company and our stockholders. No member of the Audit Committee shall participate in any review, consideration, or approval of any Related Party Transaction in which he or she or any immediate family member directly or indirectly is involved.

If we become aware of a Related Party Transaction that has not been previously approved under the Policy, such transaction will be presented to the Audit Committee. A Related Party Transaction entered without pre-approval of the Audit Committee shall not be deemed to violate the Policy, or be invalid or unenforceable, so long as the transaction is brought to the Audit Committee as promptly as reasonably practical after it is entered and is subsequently ratified by the Audit Committee.

Family Relationships

There is no family relationship among any of our officers or directors.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers was involved in any legal proceedings during the last 10 years as described in Item 401(f) of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. The Reporting Persons are also required to furnish us with copies of all such reports. Based solely on our review of the reports received by us, we believe that, during the year ended June 30, 2023, our directors, executive officers and holders of ten percent (10%) or more of our common stock complied with Section 16(a) filing requirements applicable to them.

Communications with the Board

Interested parties may communicate with any of our directors, our Board as a group, our independent directors as a group or any committees of the Board by sending an e-mail to the Board of Directors, at nonmgtdirectors@cgagri.com and indicating the intended recipient in the subject line, or by writing to Board of Directors, China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065. The Board has given secretary to the Board of Directors the discretion to distribute communications to the director or directors, after ascertaining whether the communications are appropriate to the duties and responsibilities of the Board. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities will be forwarded to the appropriate employee within our company. Solicitations, junk email and obviously frivolous or inappropriate communications will not be forwarded. You will receive a written acknowledgement from the Secretary to the Board upon receipt of your communication.

Audit Fees

The following are the fees billed to us by our auditors during fiscal years ended June 30, 2023 and 2022:

	Years Ended
	June 30,	June 30,
	2023	2022
Audit Fees	$200,000	$235,250
Audit related fees
Tax fees	—	—
All Other Fees	—	—
Total	$200,000	$235,250

Audit Fees

On August 16, 2023, the Company dismissed SS Accounting & Auditing, Inc as the independent registered public accounting firm of the Company. On August 16, 2023, the Company engaged GAO CPA Firm as its independent registered public accounting firm for the Company’s fiscal year ended June 30, 2023. The aggregate fees billed by GAO CPA Firm for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, for our Sarbanes-Oxley Act of 2002 compliance audit, and for services regarding statutory and regulatory filings or engagements were $170,000 for the fiscal year ended June 30, 2023.

Audit-Related Fees

The aggregate fees billed by our principal accountants for audit-related services was $0 for the fiscal years ended June 30, 2023, and 2022, respectively.

Tax Fees

We did not engage our principal accountants to provide tax or related services during the last two fiscal years.

All Other Fees

We did not engage our principal accountants to render services to us during the last two fiscal years, other than as reported above.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, the Audit Committee pre-approved the audit service performed by GAO CPA Firm for our consolidated financial statements as of and for the year ended June 30, 2023.

Report of the Audit Committee

The Audit Committee of the Board is comprised of three non-employee directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. Mr. Daqing Zhu, who served on the Audit Committee as of the date of the report of the Audit Committee, qualified as a financial expert within the meaning of Item 401(h) of SEC Regulation S-K. The Audit Committee assists the Board’s oversight of the integrity of our financial reports, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing our corporate accounting and financial reporting practices, recommending the selection of our independent registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in our periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in our Annual Report on Form 10-K.

The Audit Committee: (1) reviewed and discussed the audited financial statements for the year ended June 30, 2022, with management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (3) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2022, for filing with the SEC.

The foregoing report has been furnished on November 8, 2022, by the members of the Audit Committee, being:

/s/ Daqing Zhu, Chairman of the Audit Committee
/s/ Jinjun Lu, member of the Audit Committee
/s/ Lianfu Liu, member of the Audit Committee

The foregoing Audit Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

PROPOSAL 2

General

On August 10, 2023, our Board of Directors adopted the Company’s 2023 Equity Incentive Plan, a copy of which is attached to this proxy statement as Annex A. The 2023 Plan gives us the ability to grant stock options, stock appreciation rights (SARs), restricted stock and other stock-based awards (collectively, “Awards”) to employees or consultants of our company or of any subsidiary of our company and to non-employee members of our advisory board or our Board of Directors or the board of directors of any of our subsidiaries. Our Board of Directors believes that adoption of the Incentive Plan is in the best interests of our company and our stockholders because the ability to grant stock options and make other stock-based awards under the Incentive Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the Board of Directors or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success. Therefore, our Board of Directors believes the Incentive Plan will be a key component of our compensation program.

As of September 18, 2023, 2,759,011 shares of our common stock remained available for future grants under the Plans and no Awards had been granted under the 2023 Plan.

Summary of the Provisions of the 2023 Incentive Plan

The following summary briefly describes the material features of the 2023 Plan and is qualified, in its entirety, by the specific language of the Incentive Plan, a copy of which is attached to this proxy statement as Annex A.

Shares Available

Our Board of Directors has authorized, subject to stockholder approval, 2,700,000 shares of our common stock for issuance under the 2023 Plan. In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-up, reorganization, rights offering, liquidation, or any similar change event of or by our company, appropriate adjustments will be made to the shares subject to the Incentive Plan and to any outstanding Awards. Shares available for Awards under the Incentive Plan may be either newly issued shares or treasury shares.

In certain circumstances, shares subject to an outstanding Award may again become available for issuance pursuant to other Awards available under the Incentive Plan. For example, shares subject to forfeited, terminated, canceled or expired Awards will again become available for future grants under the Incentive Plan. In addition, shares subject to an Award that are withheld by us to satisfy tax withholding obligations shall also be made available for future grants under the Incentive Plan.

Administration

The Incentive Plan will be administered by a committee of our Board of Directors appointed by our Board of Directors to administer the Incentive Plan or if such a committee is not appointed or unable to act, then our entire Board of Directors (the “Committee”). The Committee will consist of at least two members who are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act. With respect to the participation of individuals who are subject to Section 16 of the Exchange Act, the Incentive Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. In the event that the Compensation Committee of the Board (“Compensation Committee”) meets the requirements stated above, such Compensation Committee shall be the Committee hereunder unless otherwise determined by the Board. Subject to the provisions of the Incentive Plan, the Committee determines the persons to whom grants of options, SARs and shares of restricted stock are to be made, the number of shares of common stock to be covered by each grant and all other terms and conditions of the grant. If an option is granted, the Committee determines whether the option is an incentive stock option or a nonstatutory stock option, the option’s term, vesting and exercisability, the amount and type of consideration to be paid to our company upon the option’s exercise and the other terms and conditions of the grant. The terms and conditions of restricted stock and SAR Awards are also determined by the Committee. The Committee has the responsibility to interpret the Incentive Plan and to make determinations with respect to all Awards granted under the Incentive Plan. All determinations of the Committee are final and binding on all persons having an interest in the Incentive Plan or in any Award made under the Incentive Plan. The costs and expenses of administering the Incentive Plan are borne by our company.

Eligibility

Eligible individuals include our and our subsidiaries’ employees (including our and our subsidiaries’ officers and directors who are also employees) or consultants whose efforts, in the judgment of the Committee, are deemed worthy of encouragement to promote our growth and success. Non-employee directors of our Board of Directors are also eligible to participate in the Incentive Plan. All eligible individuals may receive one or more Awards under the Plan, upon the terms and conditions set forth in the Incentive Plan. There is no assurance that an otherwise eligible individual will be selected by the Committee to receive an Award under the Incentive Plan. Because future Awards under the Incentive Plan will be granted in the discretion of the Committee, the type, number, recipients and other terms of such Awards cannot be determined at this time.

Stock Options and SARs

Under the Incentive Plan, the Committee is authorized to grant both stock options and SARs. Stock options may be either designated as non-qualified stock options or incentive stock options. Incentive stock options, which are intended to meet the requirements of Section 422 of the Internal Revenue Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees. Therefore, any stock option granted to consultants and non-employee directors are non-qualified stock options. The tax treatment of incentive and non-qualified stock options is generally described later in this summary. SARs may be granted either alone or in tandem with stock options. A SAR entitles the participant to receive the excess, if any, of the fair market value of a share on the exercise date over the strike price of the SAR. This amount is payable in cash, except that the Committee may provide in an Award agreement that benefits may be paid in shares of our common stock. In general, if a SAR is granted in tandem with an option, the exercise of the option will cancel the SAR, and the exercise of the SAR will cancel the option. Any shares that are canceled will be made available for future Awards. The Committee, in its sole discretion, determines the terms and conditions of each stock option and SAR granted under the Incentive Plan, including the grant date, option or strike price (which, in no event, will be less than the par value of a share), whether a SAR is paid in cash or shares, the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the Incentive Plan, all of which will be evidenced in an individual Award agreement between us and the participant.

Certain limitations apply to incentive stock options and SARs granted in tandem with incentive stock options. The per share exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the date of the option’s grant and the term of any such option shall expire not later than the tenth anniversary of the date of the option’s grant. In addition, the per share exercise price of any option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of our stock must be at least 110% of the fair market value of a share of our common stock on the date of grant and such option shall expire not later than the fifth anniversary of the date of the option’s grant.

Options and SARs granted under the Incentive Plan become exercisable at such times as may be specified by the Committee. In general, options and SARs granted to participants become exercisable in three equal annual installments, subject to the optionee’s continued employment or service with us. However, the aggregate value (determined as of the grant date) of the shares subject to incentive stock options that may become exercisable by a participant in any year may not exceed $100,000. If a SAR is granted in tandem with an option, the SAR will become exercisable at the same time or times as the option becomes exercisable.

Except as otherwise set forth in the Award agreement, options shall expire after a term of five years. However, the maximum term of options and SARs granted under the Incentive Plan is ten years. If any participant terminates employment due to death or disability or retirement, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for one year from the date of termination. In the case of any other termination, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for three months from the date of termination. However, if the remainder of the option or SAR term is shorter than the applicable post-termination exercise period, the participant’s rights to exercise the option or SAR will expire at the end of the term. In addition, if a participant’s service terminates due to cause, all rights under an option or SAR will immediately expire, including rights to the exercisable portion of the option or SAR. Shares attributable to an option or SAR that expire without being exercised will be forfeited by the participant and will again be available for Award under the Incentive Plan.

Unless limited by the Committee in an Award agreement, payment for shares purchased pursuant to an option exercise may be made (i) in cash, check or wire transfer, (ii) subject to the Committee’s approval, in shares already owned by the participant (including restricted shares held by the participant at least six months prior to the exercise of the option) valued at their fair market value on the date of exercise, or (iii) through broker-assisted cashless exercise procedures.

Restricted Stock

Under the Incentive Plan, the Committee is also authorized to make Awards of restricted stock. A restricted stock Award entitles the participant to all of the rights of a stockholder of our company, including the right to vote the shares and the right to receive any dividends. However, the Committee may require the payment of cash dividends to be deferred and if the Committee so determines, re-invested in additional shares of restricted stock. Before the end of a restricted period and/or lapse of other restrictions established by the Committee, shares received as restricted stock shall contain a legend restricting their transfer, and may be forfeited (i) in the event of termination of employment, (ii) if our company or the participant does not achieve specified performance goals after the grant date and before the participant’s termination of employment or (iii) upon the failure to achieve other conditions set forth in the Award agreement.

An Award of restricted stock will be evidenced by a written agreement between us and the participant. The Award agreement will specify the number of shares of our common stock subject to the Award, the nature and/or length of the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the Award holder’s continued employment by us, and any other terms and conditions the Committee shall impose consistent with the provisions of the Incentive Plan. The Committee also determines the amount, if any, that the participant shall pay for the shares of restricted stock. However, the participant must be required to pay at least the par value for each share of restricted stock. Upon the lapse of the restrictions, any legends on the shares of our common stock subject to the Award will be re-issued to the participant without such legend.

Unless the Committee determines otherwise in the Award or other agreement, if a participant terminates employment for any reason, all rights to restricted stock that are then forfeitable will be forfeited. Restricted stock that is forfeited by the participant will again be available for Award under the Incentive Plan.

Other Stock-Based Awards

Under the Incentive Plane, the Committee is also authorized to grant other stock-based awards valued in whole or in part by reference to or otherwise based on stock (“Other Stock-Based Awards”), which include performance shares, convertible preferred stock (to the extent a series of preferred stock is authorized), convertible debentures, warrants, exchangeable securities and awards based of stock or options based on fair market value, book value, or performance by the Company or any subsidiary, affiliate or division. Other Stock-Based Awards may be granted in tandem with other Awards under the Incentive Plan.

Other Stock-Based Awards may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date to which the stock is issued or, if later, the date on which any applicable restriction, performance or deferral period lapses. The recipient of an Other Stock-Based Award, subject to the terms of the grant agreement, is entitled to interest or dividends with respect to the number of shares covered by their Other Stock-Based Award.

Change in Control Provisions

In the event of a change in control of the Company, and except as otherwise set forth in the applicable grant agreement, all unvested portions of Awards shall vest immediately. Awards, whether or not then vested, shall be continued, assumed, or have new rights as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the change in control are subject shall not lapse. Awards shall, where appropriate at the Committee’s discretion, receive the same distribution of the Company’s common stock on such terms as determined by the Committee. Upon a change in control, the Committee may also provide for the purchase of any Awards for an amount of cash per share of common stock issuable under the Award equal to the excess of the highest price per share of the Company’s common stock paid in any transaction related to a change in control of the Company over the exercise price of such Award.

Fair Market Value

Under the Incentive Plan, fair market value means the fair market value of the shares based upon (i) the closing selling price of a share of our common stock as quoted on the principal national securities exchange on which the stock is traded, if the stock is then traded on a national securities exchange, or (ii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the common stock is not then traded on a national securities exchange.

Transferability Restrictions

Generally, and unless otherwise provided in an Award agreement, shares or rights subject to an Award cannot be assigned or transferred other than by will or by the laws of descent and distribution and Awards may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative. However, a participant may, if permitted by the Committee, in its sole discretion, transfer an Award, or any portion thereof, to one or more of the participant’s spouse, children or grandchildren, or may designate in writing a beneficiary to exercise an Award after his or her death.

Termination or Amendment of the Incentive Plan

Unless sooner terminated, no Awards may be granted under the Incentive Plan after August 10, 2033. Our Board of Directors may amend or terminate the Incentive Plan at any time, but our Board of Directors may not, without stockholder approval, amend the Incentive Plan to increase the total number of shares of our common stock reserved for issuance of Awards. In addition, any amendment or modification of the Incentive Plan shall be subject to stockholder approval as required by any securities exchange on which our common stock is listed. No amendment or termination may deprive any participant of any rights under Awards previously made under the Incentive Plan.

Summary of Federal Income Tax Consequences of the Incentive Plan

The following summary is intended only as a general guide as to the federal income tax consequences under current United States law with respect to participation in the Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the Incentive Plan are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

Options and SARS. There are three points in time when a participant and our company could potentially incur federal income tax consequences: date of grant, upon exercise and upon disposition. First, when an option or a SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant. We similarly do not have any federal income tax consequences at the date of grant. Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes. With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option’s exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option. In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise. With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, value of the shares received).

Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a “disqualifying disposition”), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes of shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares (generally, in such case, the tax “basis” is the exercise price).

Generally, we will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs. However, we are generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment accorded incentive stock options, we will not be entitled to any tax deduction with respect to an incentive stock option. In the event the participant has a disqualifying disposition with respect to an incentive stock option, we will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

Restricted Stock Awards. A participant will not be required to recognize any income for federal income tax purposes upon the grant of shares of restricted stock. With respect to Awards involving shares or other property, such as restricted stock Awards, that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture. However, if the participant subsequently forfeits such shares, he or she would not be entitled to any tax deduction or, to recognize a loss, for the value of the shares or property on which he or she previously paid tax. Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. We generally will be entitled to a deduction for the same amount.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 2. For purposes of the approval of our 2023 Equity Incentive Plan, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

Recommendation

The Board of Directors unanimously recommends that you vote “FOR” the proposal.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE OFFICER COMPENSATION

We seek a non-binding advisory vote from our stockholders to approve the compensation of our executive officers as described under “Executive Compensation - Compensation Discussion and Analysis” and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement.

This proposal gives our stockholders the opportunity to express their views on our executive officer compensation. Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when making future executive officer compensation decisions.

As we discuss below in our Compensation Discussion and Analysis, we believe that our compensation policies and decisions are designed to deliver a performance-based pay philosophy, are aligned with the long-term interests of our stockholders and are competitive. Our principal compensation policies, which enable us to attract and retain talented executive officers to lead us in the achievement of our business objectives, include:

●	We make annual cash compensation decisions based on assessment of our performance against measurable financial goals, as well as each executive’s individual performance.

●	We emphasize long-term incentive compensation awards that collectively reward executive officers based on our performance, external and internal peer equity compensation practices, and the executive officer’s job responsibilities.

●	We design pay practices to retain a highly talented and experienced senior executive team.

●	We encourage stock ownership by our senior executive officers.

As a result, we are presenting this proposal, which gives you as a stockholder the opportunity to approve our executive officer compensation as disclosed in this proxy statement by voting for or against the following resolution:

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby ratified and approved.”

Recommendation

The Board of Directors unanimously recommends that you vote “FOR” the approval of the executive officer compensation as described in the compensation discussion and analysis and compensation tables and otherwise in the proxy statement.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at next year’s annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office by December 31, 2023, and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act. If a stockholder intends to submit a proposal at next year’s annual meeting of stockholders, which proposal is not intended to be included in our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than February 15, 2024, in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act. As to all such matters which we do not have notice on or prior to, February 15, 2024 discretionary authority shall be granted to the persons designated in our proxy related to the annual meeting of stockholders for the fiscal year ended June 30, 2024 to vote on such proposal.

ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2023, including the financial statements and schedules thereto. Requests for copies of such report should be directed to Mr. Zhuoyu Li, China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China, 710065, +86-29-88266368.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than as described herein. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the person voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented at the Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

September 20, 2023	By Order of the Board of Directors

/s/ Zhuoyu Li
Zhuoyu Li, Chairman of the Board

Annex A

2023 Equity Incentive Plan

2023 EQUITY INCENTIVE PLAN

OF CHINA GREEN AGRICULTURE, INC.

SECTION 1. Overview

1.1 Purpose. The purpose of the 2023 Equity Incentive Plan (the “Plan”) is to advance and promote the interests of China Green Agriculture, Inc. (the “Corporation”) and its Subsidiaries [as defined under sub-section 1.2(mm)] by providing employees, consultants and advisors of the Corporation or its Subsidiaries with an incentive to achieve corporate objectives, to attract and retain employees, consultants and advisors of outstanding competence and to provide such individuals with an equity interest in the Corporation through the acquisition of Common Stock and by providing for payments to such individuals based on the appreciation in value or value of such Common Stock. The Plan is intended to be construed as an employee benefit plan that satisfies the requirements for exemption from the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to the applicable rules promulgated thereunder.

1.2 Definitions. The following definitions are applicable to the Plan:

(a) “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

(b) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of the Code, the laws, rules, regulations and government orders of the United States and the PRC, the rules of any applicable share exchange or national market system, and the laws and the rules of any jurisdiction applicable to Awards granted to residents therein.

(c) “Award” means Options, Restricted Stock, Stock Appreciation Rights (SARs), Other Stock-Based Award or any combination thereof, granted under the Plan.

(d) “Award Agreement” means the written agreement by which an Award shall be evidenced.

(e) “Beneficiary” means the beneficiary or beneficiaries designated in accordance with Section 5.8 hereof to receive the amount, if any, payable under the Plan upon the death of a Participant.

(f) “Book Value” means, as of any given date, on a per share basis (i) the stockholders’ equity in the Company as of the last day of the immediately preceding fiscal year as reflected in the Company’s consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Common Stock as of such year-end date, as adjusted by the Committee for subsequent events.

(g) “Board” means the Board of Directors of the Corporation.

(h) “Change in Control” means the occurrence of any of the following (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Corporation to any person or group; or (ii) a transaction or series of transactions pursuant to which any person or group (other than the Corporation or an affiliate thereof) is or becomes the beneficial owner, directly or indirectly, of more than 50% of the voting shares of the Corporation, including by way of merger, consolidation or otherwise.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(j) “Committee” means the committee appointed pursuant to Section 1.3 hereof or if no such Committee is appointed, the Board.

(k) “Common Stock” means the common stock, $.001 par value per share, of the Corporation.

(l) “Corporation” means China Green Agriculture, Inc.

(m) “Effective Date” means the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by a majority of the votes cast by the stockholders of the Company at the next annual or special meetings of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

(n) “Eligible Individual” means any Key Employee, consultant or advisor of the Corporation or any Subsidiary.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the Exchange Act includes references to successor provisions.

(p) “Fair Market Value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the Grant Date and shall mean (i) the closing selling price per share on that date of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange.

(q) “Incentive Stock Option” means an Option to purchase Common Stock that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

(r) “Immediate Family” means, with respect to a particular Participant, the Participant’s spouse, children and grandchildren.

(s) “Key Employee” means any employee of the Corporation or any of its Subsidiaries, including any officer or director who is also an employee, who, in the judgment of the Committee, is considered important to the future of the Corporation. Nothing shall limit the Board from designating all or substantially all employees as eligible for grants.

(t) “Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six (6) months or (ii) has purchased from the open market.

(u) “Non-Employee Director” means a member of the Board who qualifies as a “Non-employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(v) “Non-qualified Stock Option” means an Option to purchase Common Stock that does not qualify as an Incentive Stock Option.

(w) “Option” means an Incentive Stock Option or a Non-qualified Stock Option.

(x) “Option Price” means the purchase price per Share of an Option.

(y) “Option Term” means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, in the discretion of the Committee, and consistent with the provisions of the Plan, be extended from time to time.

(z) “Other Stock-Based Award” means an Award under Section 5 of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

(aa) “Participant” means an Eligible Individual who has been granted an Award or a Permitted Transferee.

(bb) “Permitted Transferee” means a person to whom an Award may be transferred or assigned in accordance with Section 5.8 hereof.

(cc) “Plan” means this Amended and Restated 2023 Equity Incentive Plan of China Green Agriculture, Inc., as the same may be amended from time to time.

(dd) “PRC” means the People’s Republic of China.

(ee) “Restricted Stock” means Shares which are subject to forfeiture if the Participant does not satisfy the Restrictions specified in the Award Agreement applicable to such Restricted Stock.

(ff) “Restricted Period” means the period of time shares of Restricted Stock are subject to the Restrictions specified in the Award Agreement applicable to such Restricted Stock.

(gg) “Restrictions” means those restrictions and conditions placed upon Restricted Stock as determined by the Board in accordance with Section 4.2 hereof.

(hh)  “Rule 16b-3” means Rule 16b-3 of the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

(ii) “SEC” means the Securities and Exchange Commission.

(jj) “Section 16 Participant” means a Participant who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Corporation.

(kk) “Share” means a share of Common Stock.

(ll) “Stock Appreciation Right” or “SAR” means a right granted under the Plan in connection with an Option, or separately, to receive the appreciation in value of Shares.

(mm) “Subsidiary” means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Corporation treated as the employer corporation for purposes of this definition) and, for all other purposes, a corporation or other entity with respect to which the Corporation (i) in the case of a corporation, owns, directly or indirectly, fifty percent (50%) or more of the then outstanding common stock or (ii) in the case of any other entity, has a fifty percent (50%) or more ownership interest.

(nn) “10% Owner” means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent (10%) of the combined voting power of all classes of capital stock of the Corporation or any Subsidiary where “voting power” means the combined voting power of the then outstanding securities of a corporation entitled to vote generally in the election of directors.

1.3 Administration. The Plan shall be administered by the Committee, which, unless otherwise determined by the Board, shall consist of two or more directors of the Corporation, all of whom qualify as Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect. In the event that the Compensation Committee of the Board (the “Compensation Committee) meets the requirements set forth in this Section 1.3 hereof, such Compensation Committee shall be the Committee hereunder unless otherwise determined by the Board.

A majority of the members of the Committee shall constitute a quorum. The Committee may act at a meeting, including a telephonic meeting, by action of a majority of the members present, or without a meeting by unanimous written consent.

Subject to the express provisions of the Plan, the Committee shall have full and final authority and discretion as follows:

(i) to select the Participants from Eligible Individuals;

(ii) to grant Options and/or Restricted Stock to Participants in such combination and in such amounts as it shall determine and to determine the terms and conditions applicable to each such Award, including the benefit payable under any SAR, and whether or not specific Awards shall be identifiable with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Award;

(iii) to determine the amount, if any, that a Participant shall pay for Restricted Stock, the nature of the Restrictions applicable to the Restricted Stock, and the duration of the Restricted Period applicable to the Restricted Stock;

(iv) to determine the actual amount earned by each Participant with respect to such Awards, the terms and conditions of all Award Agreements (which need not be identical) and with the consent of the Participant, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that consent of the Participant shall not be required for any amendment which (A) does not adversely affect the rights of the Participant or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

(v) to determine consistent with the Code whether an Option that is granted to a Participant is a Non-qualified Stock Option or an Incentive Stock Option, the number of Shares to be covered by each such Option and the time or times when and the manner in which each Option shall be exercisable;

(vi) to amend any Incentive Stock Option with the consent of the Participant so as to make it a Non-qualified Stock Option;

(vii)  to cancel, with the consent of the Participant, any outstanding Award(s) and to grant new Award(s) in substitution therefor;

(viii) to grant a SAR in connection with the grant of an Option or separately;

(ix) to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment or consultancy;

(x) subject to the provisions of the Plan, to extend the time during which any Award or group of Awards may be exercised;

(xi) to treat all or any portion of any period during which a Participant is on military leave or on an approved leave of absence from the Corporation or a Subsidiary as a period of employment or service of such Participant by the Corporation or any Subsidiary for purposes of accrual of his or her rights under his or her Awards;

(xii) to interpret the Plan and make all determinations necessary or advisable for the administration of the Plan including the establishment, amendment or revocation from time to time of guidelines or regulations for the administration of the Plan, to cause appropriate records to be established, and to take all other actions considered necessary or advisable for the administration of the Plan; and

(xiii) to take any other action with respect to any matters relating to the Plan for which it is responsible.

All decisions, actions or interpretations of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive upon all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

1.4 Participation. The Committee may, in its discretion, grant Awards to any Eligible Individual, whether or not he or she has previously received an Award. Participation in the Plan shall be limited to those Key Employees, consultants and advisors who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. No such Eligible Individuals shall at any time have the right to be a Participant unless selected by the Committee pursuant to the Plan. No Participant, having been granted an Award, shall have the right to an additional Award in the future unless such Award is granted by the Committee.

1.5 Maximum number of Shares Available for Awards. Subject to adjustment in accordance with Section 5.2 hereof, the maximum number of Shares for which grants under the Plan shall be available is 2,700,000. In addition, the Committee shall have the authority, in its sole discretion, to grant additional Non-qualified Stock Options to a Participant who exercises an Option and pays the exercise price in Common Stock, in a quantity equal to the number of shares of Common Stock delivered to the Corporation upon such exercise. In the event any Awards granted under the Plan shall be forfeited, terminate or expire, the number of Shares subject to such Award, to the extent of any such forfeiture, termination or expiration, shall thereafter again be available for grant under the Plan. The Common Stock distributed under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation (at such time or times and in such manner as it may determine). The Corporation shall be under no obligation to acquire Common Stock for distribution to Participants before such Common Stock is due and distributable.

1.6 Optional Awards. In the discretion of the Committee, American Depository Shares in an amount equal to the number of Shares that otherwise would be distributed pursuant to an Award may distributed in lieu of Shares in settlement of any Award. If the number of Shares represented by an American Depository Share is other than on a one-to-one basis, the limitations of Section 1.5 shall be adjusted to reflect the distribution of American Depository shares in lieu of Shares. All allotments and issues of Shares will be subject to any necessary consents under Applicable Law and it shall be the responsibility of the Participant to comply with any requirements to be fulfilled in order to obtain or obviate the necessity for any such consent.

1.7 Jurisdictional Considerations. In order to assure the viability of Awards granted to Participants employed in various jurisdictions, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom applicable in the jurisdiction in which the Participant resides or is employed. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall increase the Share limitations contained in Section 1.5 of the Plan. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Laws.

1.8 General Conditions to Grants. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee. All Awards shall be evidenced by an Award Agreement and any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award or in the Participant’s employment or other agreement with the Corporation or any Subsidiary.

SECTION 2. Options

2.1 Awards of Options. Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Individuals to whom Incentive Stock Options or Non-qualified Stock Options, or both, shall be granted and the number of Shares to be granted to each such Eligible Individual; provided , however , that only Key Employees may receive Incentive Stock Options and the aggregate fair market value (determined at the time the Option is granted) of the shares with respect to which any incentive stock options are exercisable for the first time by any Key Employee during any calendar year under all incentive stock option plans of the Corporation and any Subsidiary shall not exceed one hundred thousand dollars ($100,000) or such other limit set forth in Section 422 of the Code (the “Limitations of the Code”). If the aggregate fair market value of such shares exceeds the Limitations of the Code, the excess Shares will be treated as Non-qualified Options under this Plan. In reducing the number of Incentive Stock Options to meet the Limitations of the Code, the most recently granted Incentive Stock Options shall be reduced first. If a reduction of simultaneously granted Options is necessary to meet the Limitations of the Code, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an Incentive Stock Option. In the event that any Incentive Stock Options granted under the Plan fail to meet the requirements for Incentive Stock Options as set forth in the Code, such Incentive Stock Options will be treated as Non-qualified Stock Options under the Plan. In determining the Eligible Individuals who will be granted Options under the Plan, the Committee may consider such individuals’ responsibilities, service, present and future value to the Corporation or any Subsidiary and other factors it considers relevant.

2.2 Terms and Conditions of Options. Except as otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or in an Award Agreement, each Option shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate as set forth in the Award Agreement or the Participant’s employment or other agreement with the Corporation or any Subsidiary:

(a) Option Term. Each Option shall expire on the fifth (5th) anniversary of the Grant Date or on such earlier date as may be specified in the Participant’s Award Agreement or employment or other agreement with the Corporation or any Subsidiary. The Committee may extend such Option Term; provided, however, that (i) such extension shall not in any way disqualify the Option as an Incentive Stock Option and (ii) the Option Term, including any such extensions, shall not exceed ten (10) years. The Option Term of Incentive Stock Options granted to 10% Owners shall not exceed five (5) years.

(b) Option Price. The Option Price per Share shall be determined by the Committee no later than the Grant Date of any Option; provided , however , (i) the Option Price shall not be less than the Fair Market Value of a Share on the Grant Date, and (ii) in the case of an Incentive Stock Option granted to a 10% Owner, the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date (but in no event less than the par value of a Share). The Option Price may be denominated in U.S. Dollars, Chinese Renminbi or other local currency as determined by the Committee.

(c) Exercise of Option. The exercisability of an Option shall be determined by the Committee. Subject to acceleration or early expiration as provided elsewhere in the Plan or in a Participant’s employment or other agreement with the Corporation or any Subsidiary, the vesting of any Option granted under the Plan shall be subject to the Participant remaining in the employ of or maintaining a consultancy with the Corporation or any of its Subsidiaries and shall vest (i) in five (5) equal installments of twenty percent (20%) of the amount granted, with the first installment vesting on the June 30 next following the Grant Date and each other installment vesting on each of the next four June 30 dates thereafter or (ii) in such other amounts over such period of time after the Grant Date as the Committee may designate.

(d) Disqualifying Disposition. The Award Agreement shall require any Participant who is granted an Incentive Stock Option to notify the Corporation of any disposition of such Shares issued upon the exercise of such Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (a “Disqualifying Disposition”) within ten (10) business days after such Disqualifying Disposition.

(e) Payment of Purchase Price upon Exercise. The purchase price as to which an Option shall be exercised shall be paid to the Corporation at the time of exercise either (i) in cash, certified check or wire transfer denominated in U.S. Dollars, Chinese Renminbi or other local currency, (ii) in such other consideration as the Committee deems appropriate, including, but not limited to, loans from the Corporation or a third party and cashless exercise, (iii) subject to the approval of the Committee, in Mature Shares already owned by the Participant having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash (denominated in U.S. Dollars, Chinese Renminbi or other local currency) and Mature Shares having a total fair market value, as so determined, equal to the purchase price, (iv) subject to the approval of the Committee, in its sole discretion, by delivering a properly executed exercise notice in a form approved by the Committee, together with an irrevocable notice of exercise and irrevocable instructions to a broker to promptly deliver to the Corporation the amount of applicable sale or loan proceeds sufficient to pay the purchase price for such Shares, together with the amount of federal, state and local withholding taxes payable by Participant by reason of such exercise, (v) or (v) a combination of the foregoing.

(f)  Exercise in the Event of Termination. Unless otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or Award Agreement, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

(i) Upon Termination For Any Reason Other Than Due to Death. If a Participant’s employment or consultancy with the Corporation or any Subsidiary shall terminate for any reason other than by reason of his or her death, such Participant may exercise his or her Options, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three (3) months after the date of such termination, whichever date is earlier and any portion of any Option granted hereunder that is not vested and exercisable as of the date of the Participant’s termination of employment shall automatically expire and be forfeited as of such date of termination.

(ii) Upon Termination Due to Death. In the event a Participant’s employment or consultancy shall terminate by reason of his or her death, such Participant’s Beneficiary, heirs or estate may exercise his or her Options, to the extent that such Participant, if such Participant had not died, would have been entitled to do so within the calendar year following such Participant’s death, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) one year after the date of death, whichever is earlier and any portion of any Option granted hereunder that would not have vested and been exercisable within the calendar year following such Participant’s death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant’s death.

(g) Transferability of Stock Options. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution of the jurisdiction wherein the Participant is domiciled at the time of his or her death, and during the lifetime of the Participant, shall be exercisable only by the Participant or his or her guardian or legal representative.

(h) Investment Representation. Each Award Agreement for an Option shall provide (or be deemed to provide) that, upon demand by the Committee for such a representation, the Participant (or any person acting under Subsection 2.2(e) hereof) shall deliver to the Committee, at the time of any exercise of an Option or portion thereof, a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option and prior to the expiration of the Option Term shall be a condition precedent to the right of the Participant or such other person to purchase any Common Stock. In the event certificates for Common Stock are delivered under the Plan with respect to which such an investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representations and to restrict transfer in the absence of compliance with applicable federal, state or other governmental securities laws.

(i) Participants to Have No Rights as Shareholders. No Participant shall have any rights as a shareholder with respect to any Common Stock subject to his or her Option prior to the date of issuance to him or her of such Common Stock.

(j) Other Option Provisions. The Committee may require a Participant to agree, as a condition to receiving an Option under the Plan, that part or all of any Options previously granted to such Participant under the Plan or any prior plan of the Corporation be terminated.

2.3  Exercise of Options. An Option shall be exercised by the delivery to the Corporation during the Option Term of (x) written notice of intent to purchase a specific number of Shares subject to the Option and (y) payment in full of the Option Price of such specific number of Shares, pursuant to subsection 2.3(e).

SECTION 3.  Stock Appreciation Rights

3.1  Award of Stock Appreciation Rights. Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Individuals to whom SARs shall be granted and the number of Shares to be granted to each such Eligible Individual. When granted, SARS may, but need not, be identified with a specific Option (including any Option granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Award Agreement, the Participant’s associated SARs shall terminate upon (x) the expiration, termination, forfeiture or cancellation of such Option, or (y) the exercise of such Option.

3.2 Strike Price. The strike price (“Strike Price”) of any SAR shall equal, for any SAR that is identified with an Option, the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; except that the Committee may (x) specify a higher Strike Price in the Award Agreement or (y) provide that the benefit payable upon exercise of any SAR shall not exceed a percentage of Fair Market Value of a Share on such Grant Date as the Committee shall specify.

3.3 Vesting of SARs. Unless otherwise specified in the applicable Award Agreement or in the Participant’s employment or other agreement with the Corporation or any Subsidiary, (x) each SAR not identified with any other Award shall become exercisable with respect to 20% of the Shares subject thereto on each of the first five June 30 dates following the Grant Date of such SAR or in such other amounts and over such other time period as may be determined by the Committee and (y) each SAR which is identified with any other Award shall become exercisable as and to the extent that the Option with which such SAR is identified may be exercised.

3.4  Exercise of SARs. SARs shall be exercised by delivery to the Corporation of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement or a Participant’s employment or other agreement with the Corporation or any Subsidiary, the exercise of SARs that are identified with Shares subject to an Option shall result in the cancellation or forfeiture of such Option, to the extent of such exercise and any such Shares so canceled or forfeited shall not thereafter again become available for grant under the Plan. The benefit for each SAR shall be equal to (x) the Fair Market Value of the Share on the date of such exercise, minus (y) the Strike Price of such SAR. Such benefit shall be payable in cash (subject to applicable withholding), except that the Committee may provide in the applicable Award Agreement that benefits may be paid wholly or partly in Shares.

3.5  No Rights as Shareholders. No Participant shall have any rights as a shareholder with respect to any Common Stock subject to his or her SAR.

3.6  Exercise in the Event of Termination. Unless otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or Award Agreement, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

(i) Upon Termination For Any Reason Other Than Due to Death. If a Participant’s employment or consultancy with the Corporation or any Subsidiary shall terminate for any reason other than by reason of his or her death, such Participant may exercise his or her SARs, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three (3) months after the date of such termination, whichever date is earlier, and any SARs granted hereunder that are not vested and exercisable as of the date of the Participant’s termination of employment shall automatically expire and be forfeited as of such date of termination.

(ii) Upon Termination Due to Death. In the event a Participant’s employment or consultancy shall terminate by reason of his or her death, such Participant’s Beneficiary, heirs or estate may exercise his or her SARs, to the extent that such Participant, if such Participant had not died, would have been entitled to do so within the calendar year following such Participant’s death, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) one year after the date of death, whichever is earlier and any SARs granted hereunder that would not have vested and been exercisable within the calendar year following such Participant’s death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant’s death.

SECTION 4.  Restricted Stock

4.1 Awards of Restricted Stock. Restricted Stock awarded under the Plan shall be subject to certain Restrictions as provided below.  All Restrictions imposed on any such Award of Restricted Stock shall be made by and at the discretion of the Committee, subject to the provisions of the Plan, and are binding on the Corporation and the Participants, their Beneficiaries and legal representatives.

4.2  Restricted Period/Restrictions. At the time each Award of Restricted Stock is granted, the Committee (i) shall establish a Restricted Period within which Restricted Stock awarded to the Participants may not be sold, assigned, transferred, made subject to gift, or otherwise disposed of, mortgaged, pledged or otherwise encumbered, if any and (ii) may impose such other Restrictions on any Restricted Stock as it may deem advisable.

4.3  Rights as Stockholders. Except for the conditions outlined in Section 4.2 hereof, and the forfeiture conditions described in Section 4.5 hereof, each Participant shall have all rights of a holder of Common Stock, including the right to receive all dividends or other distributions made or paid in respect of such Shares and the right to vote such Shares at regular or special meetings of the stockholders of the Corporation.

4.4  Delivery of Shares. The certificates for any Restricted Stock awarded to an Eligible Individual under the Plan shall be held (together with a stock power executed in blank by the Eligible Individual) in escrow by the Secretary of the Corporation under the Participant’s name in an account maintained by the Corporation until such Shares of Restricted Stock become nonforfeitable or are forfeited. At the conclusion of the Restricted Period or the expiration or attainment of such other Restrictions imposed on any Restricted Stock granted to a Participant, or upon the prior approval of the Committee as described in Section 4.5 hereof, and subject to the satisfaction of the Corporation’s withholding obligations described in Section 5.7 hereof, certificates representing such Shares of Restricted Stock shall be delivered to the Participant, or the Beneficiary or legal representative of the Participant, free of the Restrictions set forth in the Award Agreement pursuant to Section 4.2 hereof.

4.5  Termination of a Participant’s Employment or Consultancy.  Unless otherwise provided in the Award Agreement or in the Participant’s employment or other agreement with the Corporation or any Subsidiary, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

(i) Upon Termination for any Reason other than Due to Death. If a Participant’s employment or consultancy with the Corporation or any Subsidiary is terminated, except termination due to death, all Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions will be forfeited and become the property of the Corporation on the date of such termination. However, the Committee may, if it, in its sole discretion, determines that the circumstances warrant such action, approve the release of all or any part of the Restricted Stock that would otherwise be forfeited pursuant to this Section, upon such conditions as it shall determine.

(ii) Upon Termination Due to Death. If a Participant’s employment or consultancy with the Corporation or a Subsidiary is terminated due to death, all Shares of Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions and which would have been released, if the Participant had not died, within the calendar year following the Participant’s death shall be released on the date of such termination as if with respect to such Shares the Restricted Period had ended and the other Restrictions had lapsed and certificates representing such Shares of Restricted Stock shall be delivered to the Participant’s Beneficiary or legal representative free from such Restrictions as soon as practicable following such termination and all other Shares of Restricted Stock that would not have been released, if the Participant had not died, within the calendar year following the Participant’s death will be forfeited and become the property of the Corporation on the date of such termination.

4.6  Section 83(b) Elections. A Participant who files an election permitted under Section 83(b) of the Code with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to a Restricted Period or other Restrictions shall notify the Corporation of such election within ten (10) days of making such election and promptly furnish the Corporation with a copy of such election, together with the amount of any federal, state, local or other taxes required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

SECTION 5.  Other Stock-Based Awards

5.1 Administration.

(i) Other awards of Shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, Shares (“Other Stock-Based Awards”), including, without limitation, performance shares, convertible preferred stock (to the extent a series of preferred stock has been or may be created by, or in accordance with a procedure set forth in, the Company’s articles of incorporation), convertible debentures, warrants, exchangeable securities and Share awards or options valued by reference to Fair Market Value, Book Value or performance of the Company or any Subsidiary, Affiliate or division, may be granted either alone or in addition to or in tandem with Options, Stock Appreciation Rights, Restricted Stock, granted under the Plan and/or cash awards made outside of the Plan.

(ii) Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such award shall be made, the number of Shares to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Shares upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

5.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 5 shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the award agreement, Shares subject to awards made under this Section 5 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 5 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(iii) Any award under Section 5 and any Shares covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

(iv) In the event of the Participant’s or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations (if any) imposed with respect to any or all of an award pursuant to this Section 5.

(v) Each award under this Section 5 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the Participant.

(vi) Shares issued on a bonus basis under this Section 5 may be issued for no cash consideration.

SECTION 6 Change in Control Provisions

6.1 Benefits. In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an award agreement or in a written employment agreement between the Company and a Participant, a Participant’s unvested Award shall vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(a)	Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

(b)	The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 6.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(c)	The Committee may, in its sole discretion, provide for the cancellation of any Awards without payment, if the Change in Control Price is less than the Fair Market Value of such Award on the date of grant.

(d)	Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at the time of grant or at any time thereafter.

SECTION 7.  General Provisions

7.1 General Creditor Status. Participants shall have no right, title or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Participant, Beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan; provided, however , that in its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or pay cash; provided, further, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan.

7.2 Certain Adjustments to Shares. In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, spin-off, split-off, merger, consolidation, stock split, reverse stock split, combination or exchange of shares, or any rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock of or by the Corporation, the number and kind of Shares available for Awards under the Plan and the number and kind of Shares subject to a Restricted Period or other Restrictions or subject to Options in outstanding Awards and the Option Price or purchase price per Share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. Any adjustment of an Incentive Stock Option pursuant to this Section shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, unless the holder of such Option shall agree otherwise. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon notice, such adjustment shall be effective and binding for all purposes of the Plan.

7.3 Successor Corporation. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

7.4 No Claim or Right Under the Plan. Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or advisor any right to be retained in the employ of or by the Corporation.

7.5 Awards Not Treated as Compensation Under Benefit Plans.  No Award shall be considered as compensation under any employee benefit plan of the Corporation, except as specifically provided in any such plan or as otherwise determined by the Board.

7.6 Listing and Qualification of Common Stock. The Corporation, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Option or pursuant to an Award of Restricted Stock until completion of such stock exchange listing or other qualification of such shares under any state, federal or other governmental law, rule or regulation as the Corporation may consider appropriate, and may require any Participant, Beneficiary or legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

7.7 Withholding Taxes. The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld, including, without limitation, taxes required to be withheld under the tax laws, rules and regulations and governmental orders of PRC, with respect to Awards granted pursuant to the Plan, including, but not limited to, (i) accepting a remittance from the Participant in cash, or in the Committee’s discretion in Mature Shares (ii) deducting the amount required to be withheld from any other amount then or thereafter payable by the Corporation or Subsidiary to a Participant, Beneficiary or legal representative or from any Shares due to the Participant under the Plan, (iii) requiring a Participant, Beneficiary or legal representative to pay to the Corporation the amount required to be withheld as a condition of releasing Common Stock or (iv) any combination of the foregoing. In addition, subject to such rules and regulations as the Committee shall from time to time establish, Participants shall be permitted to satisfy federal, state and local taxes, if any, imposed upon the payment of Awards in Common Stock at a rate up to such Participant’s maximum marginal tax rate with respect to each such tax by (i) irrevocably electing to have the Corporation deduct from the number of Shares otherwise deliverable in payment of an Award such number of Shares as shall have a value equal to the amount of tax to be withheld, (ii) delivering to the Corporation such portion of the Common Stock delivered in payment of the Award as shall have a value equal to the amount of tax to be withheld, or (iii) delivering to the Corporation such number of Mature Shares or combination of Mature Shares and cash as shall have a value equal to the amount of tax to be withheld.

7.8 Non-transferability/Designation and Change of Beneficiary.

(a) An Award granted hereunder shall not be assignable or transferable other than by will or by the laws of descent and distribution of the jurisdiction wherein the Participant is domiciled at the time of his or her death and may be exercised during the Participant’s lifetime only by the Participant or his or her guardian or legal representative.

(b) Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided , however , that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.

7.9 Payments to Persons Other Than A Participant. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Corporation, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Corporation therefor.

7.10  Designated Participants.

(a)  If the Committee determines in its sole discretion that an appointment is necessary or desirable to comply with the regulatory requirements in the PRC, it may appoint the Corporation, a Subsidiary or any other institution or organization registered outside of the PRC (a “Trustee”) to hold the interest and exercise the rights granted under the Plan of any Participant (a “Designated Participant”) who either is a national of and ordinary resident in the PRC or is otherwise designated by the Committee as a Designated Participant. In relation to any such appointment, the Trustee will undertake to do the following for and on behalf of the Designated Participant, subject at all times to the Committee’s supervision:

(i) execute the relevant Award Agreement with the Corporation;

(ii) hold the Award (a “Designated Award”) for the benefit of the Designated Participant;

(iii)  take such actions as the Designated Participant may instruct from time to time in connection with the Designated Award or otherwise in relation to the Designated Participant’s beneficial interest under the Plan or under the Award Agreement, including taking such actions as may be necessary to exercise the Designated Award under the terms of Section 2.2(c) of the Plan and making payment under the terms of Section 2.2(e) of the Plan; and

(iv)  after deducting its costs, fees and expenses as contemplated under subsection 5.10(d), hold, or at the Designated Participant’s direction remit to the Designated Participant, the net proceeds of sales or other transactions involving the Designated Award or, as applicable, shares of Common Stock underlying such Award.

(b) Without limiting the scope of its authorities under Section 2.1 or any other provision of the Plan, the Committee may at any time impose restrictions on the method of exercise of a Designated Award, such that upon exercise of the Designated Award, the Designated Participant (or the Trustee acting on the Designated Participant’s behalf) does not receive Shares and receives solely cash, in the amount and denomination determined under Section 2.2(e).

(c) An appointment of a Trustee pursuant to the terms of this Section to hold the interest and exercise the rights for the benefit of the Designated Participant shall terminate at such time as the Committee determines in its sole discretion that such appointment is no longer necessary or desirable in order to comply with regulatory requirements in the PRC.

(d) The Trustee may deduct from the proceeds of sales or other transactions involving the Designated Award or, as applicable, Shares underlying such Award, any costs, fees and expenses of the Trustee in relation to its appointment under this Section. The Trustee will, under no circumstances, otherwise require the Designated Participant to compensate it for any of its costs, fees, expenses or losses.

7.11 No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each employee, officer or director of the Corporation to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith. The indemnification provided for in this Section 5.11 shall be in addition to any rights of indemnification such Committee member has as a director or officer pursuant to law, under the Certificate of Incorporation or By-Laws of the Corporation.

7.12 Amendment or Termination. Except as to matters that in the opinion of the Corporation’s legal counsel require stockholder approval, any provision of the Plan may be modified as to a Participant by an individual agreement approved by the Committee. The Board may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided , however , that (i) no amendment that would materially increase the cost of the Plan to the Corporation may be made by the Board without the approval of the stockholders of the Corporation and (ii) no amendment, suspension or termination of the Plan shall deprive any Participant of any rights to Awards previously made under the Plan without his or her written consent. Subject to earlier termination pursuant to the provisions of this Section, and unless the stockholders of the Corporation shall have approved an extension of the Plan beyond such date,  the Plan shall terminate and no further Awards shall be made under the Plan after the tenth (10th) anniversary of the Effective Date of the Plan.

7.13 Unfunded Plan. The Plan is intended to constitute an unfunded deferred compensation arrangement.

7.14 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law thereof.

7.15 Non-uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Participant, (b) the terms and provisions of Awards, and (c) the treatment of termination of employment or consultancies.

7.16 No Illegal Transactions.  The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Participants shall not be entitled to exercise or receive benefits under, any Award, and the Corporation shall not be obligated to deliver any Shares or deliver any benefits to a Participant, if such exercise or delivery would constitute a violation by the Participant or the Corporation of any applicable law or regulation.

7.17 Severability. If any part of the Plan is declared by any court of governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

Exhibit A

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

CHINA GREEN AGRICULTURE, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004	CHINA GREEN AGRICULTURE, INC. 3rd Floor, Borough A, Block A, No. 181 South Taibai Road, Xi’an, Shaanxi Province People’s Republic of China 710065

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on November 7, 2023

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The Fiscal Year 2023 Annual Meeting of Shareholders of China Green Agriculture, Inc. will be held at Yuxing Modern Agricultural Science & Technology Park, Huyi District, Xi’an, P.R. China, on the 7th of November 2023 at 10:00 AM (Local Time).

Proposals to be considered at the Annual Meeting:

(1)	To consider and act upon a proposal to elect to the Company’s Board of Directors seven persons nominated by the Board of Directors;

(2)	To approve the adoption of the Company’s 2023 Equity Incentive Plan;

(3)	To approve, on an advisory basis, on executive compensation; and

(4)	To address such other businesses or matters as may properly come before the Fiscal Year 2024 annual meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER
The Proxy Materials are available for review at: http://www.cstproxy.com/cgagri/2023

CHINA GREEN

AGRICULTURE, INC.

3rd Floor, Borough A, Block A, No. 181
South Taibai Road, Xi’an, Shaanxi Province
People’s Republic of China 710065

Important Notice Regarding the Availability of Proxy Materials

For the 2023 Annual Meeting of Shareholders to be held on November 7, 2023

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/cgagri/2023

-	the Company’s Annual Report for the year ended June 30, 2022
-	the Company’s 2023 Proxy Statement
-	the Proxy Card
-	any amendments to the foregoing materials that are required to be furnished to shareholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before October 24, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to http://www.cstproxy.com/cgagri/2023 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ««« EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

CHINA GREEN AGRICULTURE, INC.	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 a.m., Eastern Time, on November 6, 2023.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL DIRECTORS UNDER PROPOSAL ONE, VOTE “FOR” PROPOSALS TWO, AND VOTE “FOR” PROPOSAL THREE.	Please mark your votes like this	☒

1. Election of Directors:			2. Approval of adoption of 2023 Equity	FOR	AGAINST	ABSTAIN
(1) Zhuoyu Li (2) Jian Huang (3) Xiaolai Li	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)	Incentive Plan	☐	☐	☐
(4) Shiyu Zhang	☐	☐	3. To hold a non-binding	FOR	AGAINST	ABSTAIN
(5) Daqing Zhu			advisory vote on executive	☐	☐	☐
(6) Lianfu Liu			compensation, a so-called
(7) Jinjun Lu			“Say-on-Pay” proposal.

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

CONTROL NUMBER

Signature___________________________________Signature, if held jointly_________________________________________ Date________, 2023

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Internet Availability of Proxy
Materials for the Annual Meeting of Stockholders

to be held on November 7, 2023

To view the 2023 Proxy Statement please go to:
https://www.cstproxy.com/cgagri/2023

▲ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CHINA GREEN AGRICULTURE, INC.

The undersigned, a stockholder of China Green Agriculture, Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Mr. Zhuoyu Li proxy, with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of China Green Agriculture, Inc., a Nevada corporation (the “Company”), to be held on November 7, 2023, at 10:00 a.m., local Time, at Yuxing Modern Agricultural Science & Technology Park, Huyi District, Xi’an, P.R. China, or at any adjournment or postponement thereof, and there to vote, as designated on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)